supplemental contract

No.: 0304202112037946C-2

Debt entry (Party A): Xiamen Star Fashion Culture and Media Co., LTD.

Address: One of Room 2008, No.25, Jiahe Road, Siming District, Xiamen City

Creditors (Party B): Xiamen International Bank Co., Ltd. Xiamen Branch

dwelling place; Unit 1A, 1B, 2A and 2B, Xingang Square, No.10, Hubin North Road Siming District, Xiamen City

Guarantor' (Party C): Zhan Jie

dwelling place: 208, Yanxi Guangxin Road, Yongan City, Fujian Province

Certificate Name and Certificate Number: ID Card: 350481198607132015

Guarantor ² (Fang D): Tang dawn joyous

Address: Room 102, Unit 2, Building 2, No.208, Guangxin Road, Yanxi, Yongan City, Fujian ProvinceCertificate name and certificate number: ID card: 350481198811071029

Both Party A and Party B in 2021 December 03 signed the number 03042021 12037946and so onIn the Comprehensive Credit Line Contract (hereinafter referred to as the "Loan Contract"), Party B signed Party C and Party D respectively on the same day 0304202112037946 BZ-1,0304202112037946 BZ-2.

Due to the change of the terms of the contract, some of the terms of the loan contract shall be modified and supplemented by the parties

Signing of this Supplementary Contract:

1. Specific supplementary or modified terms:
(please fill in according to the approval conditions) 1.1 Article 3.1.1 of the modified loan contract is:

3.1.1 The loan hereunder shall be calculated in sections as follows:

(1) Within three days from the date of issuance of each loan, the loan under this Contract shall adopt a unified fixed interest rate, with the loan interest rate at a fixed value of 3.5 0% (annual interest rate), no adjustment. If the loans are made under this contract

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! Including the guarantor, mortgagor and pledgee.

If the currency is RMB, the fixed value shall be determined by 0.35% reduction of the one-year loan market quoted interest rate (LPR) announced by the National Interbank Offering Center at the end of its operation within one working day prior to the signing of this Contract.

(2) From the date of expiration of the period listed in paragraph (1) above (hereinafter referred to as "that date"), the loan interest rate issued under the Contract shall be fixed for two years. Every full two years from that date is an interest rate floating cycle, and the corresponding date of each subsequent two years is the "interest rate determination date" of each interest rate floating cycle. Each interest rate floating cycle of loan interest rate according to the cycle of interest rate of fixed interest rate, calculation formula is: interest rate before a working day when the national interbank lending center announced two-year loan market quoted rate (LPR) plus 2.35% (annual rate), each interest rate floating cycle in two years LPR adjustment, the contract loan interest rate is not adjusted accordingly. In any case, the loan interest rate is not less than 6.2% (annual interest rate).

2. Guarantee conditions:

(1) (Applicable to credit guarantee) The original guarantee conditions shall remain unchanged, and it shall continue to provide full-liability joint and several credit guarantee for the loan contract and the loan under this Supplementary Contract.

This Supplementary Contract is an integral part of the Loan Contract and the Warranty Contract. Except for the terms modified and supplemented to this Supplementary Contract, all other terms of the Loan Contract and the Guaranty Contract shall remain unchanged and shall not be affected in any effect.

This supplementary contract shall be signed or sealed by the authorized signatories of the parties, and the corresponding legal procedures shall be completed

Effectiveness of the date. This contract is made in five copies, with Party A holding one copy, Party B holding two copies, and Party C and Party D holding one copy each

Copy, each shall have the same legal effect.

乙方:

first party: the third party:

Ding Fang

2 include guarantor, mortgagor and pledgee.

Signature date:

December

14,2021 Signature: Siming

District, Xiamen City

eyewitness:____________

leather

Leak

of the

price,

Zhang

Ming
body